Exhibit 99.1 Rochelle, IL Lula, GA INVESTOR PRESENTATION Fall 2019Exhibit 99.1 Rochelle, IL Lula, GA INVESTOR PRESENTATION Fall 2019

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature- controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses, including but not limited to: Cloverleaf Cold Storage, Lanier Cold Storage and PortFresh Holdings, LLC; difficulties in identifying properties to be acquired and completing acquisitions; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns in respect thereof; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the potential dilutive effect of our common share offerings; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares; and risks related to our forward sale agreements, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near- term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. 1Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature- controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses, including but not limited to: Cloverleaf Cold Storage, Lanier Cold Storage and PortFresh Holdings, LLC; difficulties in identifying properties to be acquired and completing acquisitions; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns in respect thereof; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the potential dilutive effect of our common share offerings; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares; and risks related to our forward sale agreements, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near- term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. 1

Key Investment Highlights Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 2Key Investment Highlights Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 2

Company Snapshot World’s largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses Portfolio Overview Financial Overview ($ in millions) LTM 2017A 2018A Warehouses 178 2019 Revenue $1,544 $1,604 $1,640 (1) 141 Owned , Ownership Type 25 capital / operating leased, 12 managed Segment Contribution / $374 $406 $430 NOI Total Capacity 1.1bn cubic feet / 45mm square feet $287 $307 $326 Core EBITDA Average Facility Size 6mm cubic feet / 252K square feet LTM 6/30/19 Segment Breakdown U.S., Australia, New Zealand, Argentina and (3) Revenue Contribution / NOI Countries of Operation Canada Warehouse Warehouse Estimate of (2) 26% 93% U.S. Market Share LTM 6/30/19 LTM 6/30/19 75% TOTAL TOTAL Third-Party 16% CONTRIBUTION REVENUE Managed (NOI) Number of Customers ~2,600 $1,640mm $430mm 3% 9% Third-Party 4% Transportation Managed Number of Pallet 3.8mm Transportation Positions Note: Figures as of June 30, 2019, unless otherwise indicated. (1) Includes seven ground leased assets (2) GCCA and IARW Top Companies in USA and North America, August 2019 (3) Segment contribution refers to segment’s revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A). 3 Contribution for our warehouse segment equates to net operating income (“NOI”)Company Snapshot World’s largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses Portfolio Overview Financial Overview ($ in millions) LTM 2017A 2018A Warehouses 178 2019 Revenue $1,544 $1,604 $1,640 (1) 141 Owned , Ownership Type 25 capital / operating leased, 12 managed Segment Contribution / $374 $406 $430 NOI Total Capacity 1.1bn cubic feet / 45mm square feet $287 $307 $326 Core EBITDA Average Facility Size 6mm cubic feet / 252K square feet LTM 6/30/19 Segment Breakdown U.S., Australia, New Zealand, Argentina and (3) Revenue Contribution / NOI Countries of Operation Canada Warehouse Warehouse Estimate of (2) 26% 93% U.S. Market Share LTM 6/30/19 LTM 6/30/19 75% TOTAL TOTAL Third-Party 16% CONTRIBUTION REVENUE Managed (NOI) Number of Customers ~2,600 $1,640mm $430mm 3% 9% Third-Party 4% Transportation Managed Number of Pallet 3.8mm Transportation Positions Note: Figures as of June 30, 2019, unless otherwise indicated. (1) Includes seven ground leased assets (2) GCCA and IARW Top Companies in USA and North America, August 2019 (3) Segment contribution refers to segment’s revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A). 3 Contribution for our warehouse segment equates to net operating income (“NOI”)

Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork e-Commerce Fulfillment Phoenix, AZ Delhi, LA LaPorte, TX Atlanta, GA Fork Farm Production Public Distribution Retail Advantaged Warehouse Center Distribution Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center – Gouldsboro, PA 4Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork e-Commerce Fulfillment Phoenix, AZ Delhi, LA LaPorte, TX Atlanta, GA Fork Farm Production Public Distribution Retail Advantaged Warehouse Center Distribution Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center – Gouldsboro, PA 4

Integrated Operations Overview Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy (1) Overview Select Customers % of Contribution § Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income Warehouse § Comprehensive value-add services NOI § Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors 93% Third-Party Managed Transportation Tradewater Distribution Facility – Atlanta, GA Warehouse § Management of customer-owned warehouses § Warehouse management services provided at customer- 3% owned facilities Third-Party Managed § Operating costs passed through to customers § Asset-light consolidation, management and brokerage services § Complements warehouse segment § Enhances customer retention and drives warehouse storage 4% and occupancy § Supplementary offering that improves supply chain efficiency Transportation and reduces cost by leveraging Americold’s scale (1) LTM figures as of June 30, 2019 and excludes the quarry business segment 5 Third-Party Warehouse Transportation Managed (Storage and Handling)Integrated Operations Overview Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy (1) Overview Select Customers % of Contribution § Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income Warehouse § Comprehensive value-add services NOI § Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors 93% Third-Party Managed Transportation Tradewater Distribution Facility – Atlanta, GA Warehouse § Management of customer-owned warehouses § Warehouse management services provided at customer- 3% owned facilities Third-Party Managed § Operating costs passed through to customers § Asset-light consolidation, management and brokerage services § Complements warehouse segment § Enhances customer retention and drives warehouse storage 4% and occupancy § Supplementary offering that improves supply chain efficiency Transportation and reduces cost by leveraging Americold’s scale (1) LTM figures as of June 30, 2019 and excludes the quarry business segment 5 Third-Party Warehouse Transportation Managed (Storage and Handling)

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6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . .. . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or or or or or or or or (1) (1) (1) Argentina Canada United States Australia New Zealand 2 # Facilities 3 # Facilities 160 # Facilities 6 # Facilities 7 # Facilities 471 41,879 1,644 604 Square Feet (000s) 232 Square Feet (000s) Square Feet (000s) Square Feet (000s) Square Feet (000s) 9.7 Cubic Feet (mm) 14.3 Cubic feet (mm) 975.7 Cubic feet (mm) 47.6 Cubic feet (mm) 22.8 Cubic feet (mm) 6 Note: Americold portfolio figures as of June 30, 2019, inclusive of the acquisition of Cloverleaf and Lanier (1) Figures include ambient facility, except for cubic feet metric AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK SK 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1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or GA GA GA GA GA GA GA GA GA GA GA GA GA GA NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V NY008V6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E 6E / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_ / 1157235_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or 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Third-Party Managed NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 V V V V V V V V V V V V V V V V V V V V V 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 6 E E E E E E E E E E E E E E E E E E E E E / / / / / / / / / / / / / / / / / / / / / 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 7 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 3 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 _1 . . . . . . . . . . . . . . . . . . . . . w w w w w w w w w w w w w w w w w w w w w or or or or or or or or or or or or or or or or or or or or or NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 NY0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 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Zealand 2 # Facilities 3 # Facilities 160 # Facilities 6 # Facilities 7 # Facilities 471 41,879 1,644 604 Square Feet (000s) 232 Square Feet (000s) Square Feet (000s) Square Feet (000s) Square Feet (000s) 9.7 Cubic Feet (mm) 14.3 Cubic feet (mm) 975.7 Cubic feet (mm) 47.6 Cubic feet (mm) 22.8 Cubic feet (mm) 6 Note: Americold portfolio figures as of June 30, 2019, inclusive of the acquisition of Cloverleaf and Lanier (1) Figures include ambient facility, except for cubic feet metric

A Global Market Leader in Temperature-Controlled Warehousing Position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities (1) (2) U.S. Market Global Market Market Cubic Ft Market Cubic Ft Rank Share (mm) Rank Share (mm) Lineage Logistics Lineage Logistics #1 29.3% 1,083 #1 6.0% 1,334 #2 26.4% 976 #2 4.8% 1,070 US Cold Storage, Inc. #3 8.5% 312 US Cold Storage, Inc. #3 1.4% 312 AGRO Merchants Group #4 3.1% 115 AGRO Merchants Group #4 1.2% 256 Interstate Warehousing, Inc. Nichirei Logistics Group, Inc. #5 2.7% 100 #5 0.8% 181 Burris Logistics Kloosterboer B.V. #6 1.9% 72 #6 0.8% 171 NewCold Advanced Cold Henningsen Cold Storage Co. #7 1.7% 65 #7 0.8% 170 Logistics NewCold Advanced Cold VersaCold Logistics Services #8 1.3% 48 #8 0.6% 133 Logistics Hanson Logistics #9 1.2% 44 Emergent Cold Storage #9 0.5% 121 Seafrigo Logistics #10 0.8% 30 VX Cold Chain Logistics #10 0.5% 103 (3) TOTAL 2,844 77.0% 17.4% 3,851 Note: Americold portfolio figures provided by the Company as of June 30, 2019. As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication. Figures may not sum due to rounding (1) IARW Top Companies in USA and North America, August 2019 and USDA National Agricultural Statistics Service, “Refrigerated Space: By Type of Warehouse” chart 7 (2) GCCA and IARW Top Companies in USA and North America, August 2019 (3) The remaining 23.0% and 82.6% of the U.S. and global markets consist of ~848.1mm cubic feet and ~18.3bn cubic feet, respectivelyA Global Market Leader in Temperature-Controlled Warehousing Position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities (1) (2) U.S. Market Global Market Market Cubic Ft Market Cubic Ft Rank Share (mm) Rank Share (mm) Lineage Logistics Lineage Logistics #1 29.3% 1,083 #1 6.0% 1,334 #2 26.4% 976 #2 4.8% 1,070 US Cold Storage, Inc. #3 8.5% 312 US Cold Storage, Inc. #3 1.4% 312 AGRO Merchants Group #4 3.1% 115 AGRO Merchants Group #4 1.2% 256 Interstate Warehousing, Inc. Nichirei Logistics Group, Inc. #5 2.7% 100 #5 0.8% 181 Burris Logistics Kloosterboer B.V. #6 1.9% 72 #6 0.8% 171 NewCold Advanced Cold Henningsen Cold Storage Co. #7 1.7% 65 #7 0.8% 170 Logistics NewCold Advanced Cold VersaCold Logistics Services #8 1.3% 48 #8 0.6% 133 Logistics Hanson Logistics #9 1.2% 44 Emergent Cold Storage #9 0.5% 121 Seafrigo Logistics #10 0.8% 30 VX Cold Chain Logistics #10 0.5% 103 (3) TOTAL 2,844 77.0% 17.4% 3,851 Note: Americold portfolio figures provided by the Company as of June 30, 2019. As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication. Figures may not sum due to rounding (1) IARW Top Companies in USA and North America, August 2019 and USDA National Agricultural Statistics Service, “Refrigerated Space: By Type of Warehouse” chart 7 (2) GCCA and IARW Top Companies in USA and North America, August 2019 (3) The remaining 23.0% and 82.6% of the U.S. and global markets consist of ~848.1mm cubic feet and ~18.3bn cubic feet, respectively

Highly Diversified Business Model Produces Stable Cash Flows Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends (1) (1) Pro Forma Commodity Pro Forma Global Geographic Diversity Global Warehouse U.S. Warehouse Other Argentina United Southeast Dairy 1% States New Zealand Central 30% 2% Potatoes 27% Fruits & 9% LTM 6/30/19 Australia LTM 6/30/19 8% Vegetables 11% TOTAL U.S. WAREHOUSE WAREHOUSE 10% REVENUE 86% 6% REVENUE Pork 33% 28% 6% East West Poultry LTM 6/30/19 Beef 3% 13% WAREHOUSE 3% Bakery REVENUE 3% (1) Distributors ⁽⁴⁾ Pro Forma Warehouse Type 2% Seafood Production Production 16% Advantaged Distribution Distribution Advantaged 22% 21% 22% Packaged Foods ⁽³⁾ LTM 6/30/19 Retail ⁽²⁾ LTM 6/30/19 WAREHOUSE 47% WAREHOUSE CONTRIBUTION REVENUE 52% (NOI) 26% Public 30% Warehouse Public 1% 1% Warehouse Facility Facility Leased Leased Note: Figures may not sum due to rounding. Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership (1) Diversification based on warehouse segment revenues for the twelve months ended June 30, 2019 (2) Retail reflects a broad variety of product types from retail customers (3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs (4) Distributors reflects a broad variety of product types from distribution customers 8Highly Diversified Business Model Produces Stable Cash Flows Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends (1) (1) Pro Forma Commodity Pro Forma Global Geographic Diversity Global Warehouse U.S. Warehouse Other Argentina United Southeast Dairy 1% States New Zealand Central 30% 2% Potatoes 27% Fruits & 9% LTM 6/30/19 Australia LTM 6/30/19 8% Vegetables 11% TOTAL U.S. WAREHOUSE WAREHOUSE 10% REVENUE 86% 6% REVENUE Pork 33% 28% 6% East West Poultry LTM 6/30/19 Beef 3% 13% WAREHOUSE 3% Bakery REVENUE 3% (1) Distributors ⁽⁴⁾ Pro Forma Warehouse Type 2% Seafood Production Production 16% Advantaged Distribution Distribution Advantaged 22% 21% 22% Packaged Foods ⁽³⁾ LTM 6/30/19 Retail ⁽²⁾ LTM 6/30/19 WAREHOUSE 47% WAREHOUSE CONTRIBUTION REVENUE 52% (NOI) 26% Public 30% Warehouse Public 1% 1% Warehouse Facility Facility Leased Leased Note: Figures may not sum due to rounding. Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership (1) Diversification based on warehouse segment revenues for the twelve months ended June 30, 2019 (2) Retail reflects a broad variety of product types from retail customers (3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs (4) Distributors reflects a broad variety of product types from distribution customers 8

Long Standing Relationships with Top 25 Customers Scope and scale of network coupled with long-standing relationships position the Company to grow market share organically and through acquisitions Representative Food Producers / CPG Companies Top 25 Customers ü Have been with Americold for an average of 30+ years (1) ü 14 customers are investment grade ü 100% utilize multiple facilities ü 100% utilize technology integration ü 88% utilize value-add services Representative Retailers / Distributors ü 88% utilize committed contracts or leases ü 56% are in fully dedicated sites ü 44% utilize transportation and consolidation services (2) 25 largest customers account for approximately 60% of warehouse revenues, (2) with no customer generating more than 8% of revenues (1) Represents long-term issuer ratings as published in August 2019 (2) Based on LTM warehouse revenues as of June 30, 2019. Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership 9Long Standing Relationships with Top 25 Customers Scope and scale of network coupled with long-standing relationships position the Company to grow market share organically and through acquisitions Representative Food Producers / CPG Companies Top 25 Customers ü Have been with Americold for an average of 30+ years (1) ü 14 customers are investment grade ü 100% utilize multiple facilities ü 100% utilize technology integration ü 88% utilize value-add services Representative Retailers / Distributors ü 88% utilize committed contracts or leases ü 56% are in fully dedicated sites ü 44% utilize transportation and consolidation services (2) 25 largest customers account for approximately 60% of warehouse revenues, (2) with no customer generating more than 8% of revenues (1) Represents long-term issuer ratings as published in August 2019 (2) Based on LTM warehouse revenues as of June 30, 2019. Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership 9

Economic Occupancy Driving Improved Returns Implementation of our standard underwriting procedures has contributed to consistent occupancy growth over the last three years Physical Occupancy Average Physical and Economic Occupancy Trend § Optimal physical occupancy across our temperature-controlled 1Q 2Q 3Q 4Q Annual warehouse portfolio is ~85% 84% – Varies based on several factors, including intended customer 81% 80% 80% 82% 79% 81% 81% base, throughput maximization, seasonality and leased but 77% 77% 78% unoccupied pallets 78% 77% 77% 77% 77% 76% 76% 76% 76% 75% 75% 74% 74% Economic Occupancy 73% § Significantly increased fixed commitment contracts in our portfolio § Economic occupancy reflects the aggregate number of physically '16 '17 '18 '19 '16 '17 '18 '19 '16 '17 '18 '16 '17 '18 '16 '17 '18 LTM occupied pallets and any additional pallets otherwise contractually 6/30/19 committed for a given period, without duplication Note: Dotted lines represent incremental average economic occupancy percentage (1) Illustrative Economic Occupancy 10,000 Physical Occupancy Economic Occupancy Warehouse Pallets 9,000 8,800 9,000 8,500 Currently X X X X X Occupied 8,500 7,850 7,600 8,300 8,300 8,000 Contractually 7,350 7,100 7,000 7,000 Reserved Pallets X X 6,800 7,000 Illustrative Economic Occupancy: 85% vs. X X 6,000 Illustrative Physical Occupancy: 78% 5,000 X X X X (1) Example assumes 10,000 pallet positions and is for illustrative purposes only 10Economic Occupancy Driving Improved Returns Implementation of our standard underwriting procedures has contributed to consistent occupancy growth over the last three years Physical Occupancy Average Physical and Economic Occupancy Trend § Optimal physical occupancy across our temperature-controlled 1Q 2Q 3Q 4Q Annual warehouse portfolio is ~85% 84% – Varies based on several factors, including intended customer 81% 80% 80% 82% 79% 81% 81% base, throughput maximization, seasonality and leased but 77% 77% 78% unoccupied pallets 78% 77% 77% 77% 77% 76% 76% 76% 76% 75% 75% 74% 74% Economic Occupancy 73% § Significantly increased fixed commitment contracts in our portfolio § Economic occupancy reflects the aggregate number of physically '16 '17 '18 '19 '16 '17 '18 '19 '16 '17 '18 '16 '17 '18 '16 '17 '18 LTM occupied pallets and any additional pallets otherwise contractually 6/30/19 committed for a given period, without duplication Note: Dotted lines represent incremental average economic occupancy percentage (1) Illustrative Economic Occupancy 10,000 Physical Occupancy Economic Occupancy Warehouse Pallets 9,000 8,800 9,000 8,500 Currently X X X X X Occupied 8,500 7,850 7,600 8,300 8,300 8,000 Contractually 7,350 7,100 7,000 7,000 Reserved Pallets X X 6,800 7,000 Illustrative Economic Occupancy: 85% vs. X X 6,000 Illustrative Physical Occupancy: 78% 5,000 X X X X (1) Example assumes 10,000 pallet positions and is for illustrative purposes only 10

Growing Committed Revenue in Warehouse Portfolio Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases LTM Rent & Storage Warehouse Revenue § Fixed storage committed contracts and leases currently represent: $605mm $515mm $513mm $515mm $508mm $511mm (1) – 38% of warehouse rent and storage revenues and 62% (2) 57% 57% 58% 60% – 45% of total warehouse segment revenues 61% (3) § 6-year weighted average stated term 38% 43% 42% 43% 39% 40% (3) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 ⁽⁴⁾ § 3-year weighted average remaining term Other Rent & Storage Revenue (1) Annualized Committed Rent & Storage Revenue § As of June 30, 2019, we had entered into at least one fixed LTM Total Warehouse Segment Revenue commitment contract or lease with 22 of our top 25 $1,424mm warehouse customers $1,178mm $1,169mm $1,177mm $1,162mm $1,156mm § The scope and breadth of our network positions us to 55% continue to increase our fixed storage commitments 51% 55% 56% 56% 57% § The addition of the Cloverleaf portfolio served to reduce 45% 49% 45% the committed rent and storage revenue as a percentage 44% 44% 43% of total revenue and represents an opportunity going 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 ⁽⁴⁾ forward Other Warehouse Segment Revenue (2) Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (1) Based on the annualized committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of LTM June 30, 2019 (2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for LTM June 30, 2019 (3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2019 (4) Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership 11Growing Committed Revenue in Warehouse Portfolio Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases LTM Rent & Storage Warehouse Revenue § Fixed storage committed contracts and leases currently represent: $605mm $515mm $513mm $515mm $508mm $511mm (1) – 38% of warehouse rent and storage revenues and 62% (2) 57% 57% 58% 60% – 45% of total warehouse segment revenues 61% (3) § 6-year weighted average stated term 38% 43% 42% 43% 39% 40% (3) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 ⁽⁴⁾ § 3-year weighted average remaining term Other Rent & Storage Revenue (1) Annualized Committed Rent & Storage Revenue § As of June 30, 2019, we had entered into at least one fixed LTM Total Warehouse Segment Revenue commitment contract or lease with 22 of our top 25 $1,424mm warehouse customers $1,178mm $1,169mm $1,177mm $1,162mm $1,156mm § The scope and breadth of our network positions us to 55% continue to increase our fixed storage commitments 51% 55% 56% 56% 57% § The addition of the Cloverleaf portfolio served to reduce 45% 49% 45% the committed rent and storage revenue as a percentage 44% 44% 43% of total revenue and represents an opportunity going 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 ⁽⁴⁾ forward Other Warehouse Segment Revenue (2) Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (1) Based on the annualized committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of LTM June 30, 2019 (2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for LTM June 30, 2019 (3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2019 (4) Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership 11

Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) Actual $ CC $ Actual $ CC $ 3.7% 2.3% Rent and Storage Revenue CAGR: Rent and Storage NOI CAGR: 5.4% 4.1% Warehouse Services Revenue CAGR: 5.0% 3.2% Warehouse Services NOI CAGR: 40.0% 36.1% Total 2015A – LTM 6/30/2019 CAGR: 4.4% 2.8% Total 2015A – LTM 6/30/2019 CAGR: 7.7% 6.3% $1,231 $399 $1,177 $375 $1,146 $1,081 $348 $1,057 $45 $37 $314 $308 $24 $11 $698 $14 $662 $644 $604 $588 $353 $338 $324 $303 $294 $532 $502 $515 $469 $477 2015A 2016A 2017A 2018A LTM 6/30/19 2015A 2016A 2017A 2018A LTM 6/30/19 Rent & Storage Warehouse Services Rent & Storage Warehouse Services Same Store Rent & Storage Revenue per Occupied Pallet Growth Contribution (NOI) Margin 0.9% 2.5% 4.1% 5.0% 4.1% 29% 29% 30% 32% 32% 2015A – LTM 6/30/19 Average Growth: 3.3% 2015A – LTM 6/30/19 margin expansion: 329 bps Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements 12Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) Actual $ CC $ Actual $ CC $ 3.7% 2.3% Rent and Storage Revenue CAGR: Rent and Storage NOI CAGR: 5.4% 4.1% Warehouse Services Revenue CAGR: 5.0% 3.2% Warehouse Services NOI CAGR: 40.0% 36.1% Total 2015A – LTM 6/30/2019 CAGR: 4.4% 2.8% Total 2015A – LTM 6/30/2019 CAGR: 7.7% 6.3% $1,231 $399 $1,177 $375 $1,146 $1,081 $348 $1,057 $45 $37 $314 $308 $24 $11 $698 $14 $662 $644 $604 $588 $353 $338 $324 $303 $294 $532 $502 $515 $469 $477 2015A 2016A 2017A 2018A LTM 6/30/19 2015A 2016A 2017A 2018A LTM 6/30/19 Rent & Storage Warehouse Services Rent & Storage Warehouse Services Same Store Rent & Storage Revenue per Occupied Pallet Growth Contribution (NOI) Margin 0.9% 2.5% 4.1% 5.0% 4.1% 29% 29% 30% 32% 32% 2015A – LTM 6/30/19 Average Growth: 3.3% 2015A – LTM 6/30/19 margin expansion: 329 bps Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements 12

Substantially All Warehouse NOI Driven by Rental & Storage Revenue + = Commentary Rent & Storage Warehouse Services Total Warehouse REIT: Rent & Storage $0.43 $0.57 $1.00 TRS: Warehouse Services Power Power and utilities ($0.06) ($0.06) -- Other Real Estate Related Costs: facility maintenance, property taxes, insurance, Facility ($0.09) ($0.09) -- Costs rent, security, sanitation, etc. Direct labor, overtime, contract labor, Labor indirect labor, workers’ -- ($0.45) ($0.45) compensation and benefits (1) Other MHE , warehouse operations (2) Services (pallets, shrink wrap, OS&D and D&D ) -- ($0.09) ($0.09) Costs and warehouse administration $0.29 $0.04 $0.32 Margin: 66% 6% 32% + = % WH Total: 89% 11% 100% Note: Based on LTM warehouse segment as of June 30, 2019. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively 13 NOI Expenses RevenuesSubstantially All Warehouse NOI Driven by Rental & Storage Revenue + = Commentary Rent & Storage Warehouse Services Total Warehouse REIT: Rent & Storage $0.43 $0.57 $1.00 TRS: Warehouse Services Power Power and utilities ($0.06) ($0.06) -- Other Real Estate Related Costs: facility maintenance, property taxes, insurance, Facility ($0.09) ($0.09) -- Costs rent, security, sanitation, etc. Direct labor, overtime, contract labor, Labor indirect labor, workers’ -- ($0.45) ($0.45) compensation and benefits (1) Other MHE , warehouse operations (2) Services (pallets, shrink wrap, OS&D and D&D ) -- ($0.09) ($0.09) Costs and warehouse administration $0.29 $0.04 $0.32 Margin: 66% 6% 32% + = % WH Total: 89% 11% 100% Note: Based on LTM warehouse segment as of June 30, 2019. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively 13 NOI Expenses Revenues

Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities Development and Organic Growth Opportunities External Growth and Expansion Redevelopment Opportunities 8 Expand Presence in Other 7 Temperature Global Food Sensitive Products Producers 6 in the Cold Chain Outsourcing & Sale-Leaseback 5 Industry Opportunities Consolidation Redevelopment 4 & Existing Site ü Customer-Specific Expansion 3 Build-to-Suit & Market-Driven ü Operational Development 2 Efficiencies & Costü Underwriting Containment 1 & Contract ü Standardization Rate Escalations / Occupancy ü Increases Signifies COLD has capitalized on growth opportunity ü ü 14Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities Development and Organic Growth Opportunities External Growth and Expansion Redevelopment Opportunities 8 Expand Presence in Other 7 Temperature Global Food Sensitive Products Producers 6 in the Cold Chain Outsourcing & Sale-Leaseback 5 Industry Opportunities Consolidation Redevelopment 4 & Existing Site ü Customer-Specific Expansion 3 Build-to-Suit & Market-Driven ü Operational Development 2 Efficiencies & Costü Underwriting Containment 1 & Contract ü Standardization Rate Escalations / Occupancy ü Increases Signifies COLD has capitalized on growth opportunity ü ü 14

Organic Growth Initiatives Have Driven Same Store Growth Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position Same Store Warehouse Revenue Growth Total Same Store Warehouse NOI Growth Actual $ Actual $ 1.6% 3.2% 6.1% 2.9% 1.0% 3.2% 2.1% 9.8% 6.9% 2.6% Growth % Growth % 9.5% 5.8% 7.4% 4.9% 6.1% 4.1% 3.9% 5.1% ⁽¹⁾ 3.1% Constant Constant 3.9% 2.9% Currency $ Currency $ Growth % Growth % 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 (2) YTD Same Store Portfolio Same Store NOI Margin Legacy COLD Same Store 80.0% Non-Same 4% 66.9% 66.2% 65.5% Acquired Non-Same Store 64.5% SS Rent & Store 63.0% Legacy COLD Non-Same Store Storage 6 60.0% 14% 23 TOTAL COLD 32.1% 32.1% 40.0% 30.9% WAREHOUSE Total SS 29.8% 29.5% FACILITIES Warehouse 20.0% 166 137 5.8% 5.8% 4.0% SS Warehouse 2.5% 2.0% 83% Services 0.0% Same Store 2015 2016 2017 2018 YTD 2019 Same store warehouse revenue growth expected to range between 2% - 4% on a constant currency basis and same store NOI growth to be 100 to 200 basis points higher than the associated revenue Note: Figures as of June 30, 2019, unless otherwise indicated Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period Note: NOI growth represents year-over-year growth to the comparable prior period 15 (1) YTD 2019 growth rate reflects adjustments for certain workers compensation expense benefit in 2018 (2) Figures are pro forma for the acquisition of Cloverleaf and LanierOrganic Growth Initiatives Have Driven Same Store Growth Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position Same Store Warehouse Revenue Growth Total Same Store Warehouse NOI Growth Actual $ Actual $ 1.6% 3.2% 6.1% 2.9% 1.0% 3.2% 2.1% 9.8% 6.9% 2.6% Growth % Growth % 9.5% 5.8% 7.4% 4.9% 6.1% 4.1% 3.9% 5.1% ⁽¹⁾ 3.1% Constant Constant 3.9% 2.9% Currency $ Currency $ Growth % Growth % 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 (2) YTD Same Store Portfolio Same Store NOI Margin Legacy COLD Same Store 80.0% Non-Same 4% 66.9% 66.2% 65.5% Acquired Non-Same Store 64.5% SS Rent & Store 63.0% Legacy COLD Non-Same Store Storage 6 60.0% 14% 23 TOTAL COLD 32.1% 32.1% 40.0% 30.9% WAREHOUSE Total SS 29.8% 29.5% FACILITIES Warehouse 20.0% 166 137 5.8% 5.8% 4.0% SS Warehouse 2.5% 2.0% 83% Services 0.0% Same Store 2015 2016 2017 2018 YTD 2019 Same store warehouse revenue growth expected to range between 2% - 4% on a constant currency basis and same store NOI growth to be 100 to 200 basis points higher than the associated revenue Note: Figures as of June 30, 2019, unless otherwise indicated Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period Note: NOI growth represents year-over-year growth to the comparable prior period 15 (1) YTD 2019 growth rate reflects adjustments for certain workers compensation expense benefit in 2018 (2) Figures are pro forma for the acquisition of Cloverleaf and Lanier

Growth Strategy – Expansion, Development and Acquisitions Phoenix, AZ Middleboro, MA Incurred Cost Completed 35.8mm Cu Ft East Point, GA Rochelle, IL $180mm Since 2014 Leesport, PA Clearfield, UT ~124,000 Pallets (1) Expansion and Development Opportunities Estimated Costs ⁽²⁾ Savannah, GA Chesapeake, VA 42.3mm Cu Ft Under ~$261mm North Little Rock, AR Construction 126,000 Pallets 4 Expansions / 1 New Build Atlanta, GA Columbus, OH (4) 3 Developments Estimated Costs üCustomer-Specific Brisbane, Queensland Australian üBuild-to-Suit for High Quality Tenant Melbourne, Victoria ~$600mm (3) üInvestment Grade Customer Development Sydney, New South Wales ü Acquired land in Sydney, (2)üWithin Targeted Return Range ü Target Completion Date : 2022 to 2024 NSW for $43mm (6) Estimated Investment 85+ acres land Future $1bn+ (5) adjacent to Pipeline ü Includes both customer-specific 9 warehouses and market-demand Existing Sites 700+ acres land Customer- Market- Development for Future adjacent to of New Sites + Specific Demand Expansion 60+ warehouses Expect to initiate on average 2 to 3 expansion / development opportunities annually, with aggregate invested capital of $75 million to $200 million (1) As of June 30, 2019; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate (2) Reflects management’s estimate of cost of completion as of June 30, 2019 (3) The Letter of Intent is not a binding agreement and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by us and customer, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the transactions (4) Based on management’s preliminary estimates; there is no assurance that the actual cost or completion dates will not exceed our estimate (5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or 16 at all and there is no assurance that our budgeted unlevered stabilized returns will be achieved (6) Estimated investment excludes costs related to the current under construction development projectsGrowth Strategy – Expansion, Development and Acquisitions Phoenix, AZ Middleboro, MA Incurred Cost Completed 35.8mm Cu Ft East Point, GA Rochelle, IL $180mm Since 2014 Leesport, PA Clearfield, UT ~124,000 Pallets (1) Expansion and Development Opportunities Estimated Costs ⁽²⁾ Savannah, GA Chesapeake, VA 42.3mm Cu Ft Under ~$261mm North Little Rock, AR Construction 126,000 Pallets 4 Expansions / 1 New Build Atlanta, GA Columbus, OH (4) 3 Developments Estimated Costs üCustomer-Specific Brisbane, Queensland Australian üBuild-to-Suit for High Quality Tenant Melbourne, Victoria ~$600mm (3) üInvestment Grade Customer Development Sydney, New South Wales ü Acquired land in Sydney, (2)üWithin Targeted Return Range ü Target Completion Date : 2022 to 2024 NSW for $43mm (6) Estimated Investment 85+ acres land Future $1bn+ (5) adjacent to Pipeline ü Includes both customer-specific 9 warehouses and market-demand Existing Sites 700+ acres land Customer- Market- Development for Future adjacent to of New Sites + Specific Demand Expansion 60+ warehouses Expect to initiate on average 2 to 3 expansion / development opportunities annually, with aggregate invested capital of $75 million to $200 million (1) As of June 30, 2019; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate (2) Reflects management’s estimate of cost of completion as of June 30, 2019 (3) The Letter of Intent is not a binding agreement and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by us and customer, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the transactions (4) Based on management’s preliminary estimates; there is no assurance that the actual cost or completion dates will not exceed our estimate (5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or 16 at all and there is no assurance that our budgeted unlevered stabilized returns will be achieved (6) Estimated investment excludes costs related to the current under construction development projects

Australian Development Opportunity Project Overview Map § Australia’s largest grocer, has selected Americold as its sole Brisbane strategic supply chain partner – Represents a dedicated build-to-suit opportunity to design, build and operate highly automated distribution Sydney People per sq km centers across three primary Australian markets 101 or more 10.1–100 1.1–10.0 – Our customer is a high quality and investment grade 0.1–1 (1) Less than 0.1 (Baa2 / BBB (Stable) ratings) tenant Melbourne Facilities Key logistics corridor Source: Australian Bureau of Statistics June 2017 Key Statistics Rendering § ~$600mm total investment staggered over four years § 20-year initial term for lease and services agreements § Prospective locations (target completion years): – Brisbane, Queensland (2022) – Melbourne, Victoria (2023) – Sydney, New South Wales (2024) Brisbane, Queensland (Australia) COLD’s budgeted unlevered stabilized returns are consistent with previously disclosed target returns for future expansion and development opportunities Note: The Letter of Intent is not a binding agreement and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by us and our customer, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a 17 number of risks and uncertainties relating to the transactions. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate (1) Customer’s investment grade ratings from Moody’s and S&P as of August 2019Australian Development Opportunity Project Overview Map § Australia’s largest grocer, has selected Americold as its sole Brisbane strategic supply chain partner – Represents a dedicated build-to-suit opportunity to design, build and operate highly automated distribution Sydney People per sq km centers across three primary Australian markets 101 or more 10.1–100 1.1–10.0 – Our customer is a high quality and investment grade 0.1–1 (1) Less than 0.1 (Baa2 / BBB (Stable) ratings) tenant Melbourne Facilities Key logistics corridor Source: Australian Bureau of Statistics June 2017 Key Statistics Rendering § ~$600mm total investment staggered over four years § 20-year initial term for lease and services agreements § Prospective locations (target completion years): – Brisbane, Queensland (2022) – Melbourne, Victoria (2023) – Sydney, New South Wales (2024) Brisbane, Queensland (Australia) COLD’s budgeted unlevered stabilized returns are consistent with previously disclosed target returns for future expansion and development opportunities Note: The Letter of Intent is not a binding agreement and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by us and our customer, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a 17 number of risks and uncertainties relating to the transactions. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate (1) Customer’s investment grade ratings from Moody’s and S&P as of August 2019

Atlanta Major Market (Atlanta MM) Expansion Transaction Overview § Americold’s Atlanta MM campus includes several facilities in the market’s core distribution hub § ~$126mm-136mm total capital required § Strong market demand is driving the need to expand our Atlanta footprint to meet our customers’ increasing demands § Automation, re-racking and new material handling equipment will allow for customer mix optimization Atlanta, GA § We expect the returns for this expansion to be within our previously disclosed targeted range for expansion projects 1173037_1.wor (NY008V6E) Tradewater Semi-automatic expansion to be added to the existing site Gateway Fully-automated expansion to be added to the existing site For efficiency purposes, a portion of the facility is to be re-racked in order to locate Walmart Multi-Vendor and COLD Westgate Consolidation Program within a single facility to improve operational efficiency Southgate Preliminary investments in material handling equipment and driver amenities to support new business Skygate Preliminary investments in material handling equipment and driver amenities as a means of positioning Skygate as a future Multi-Vendor Consolidation dedicated site Note: The consummation of this expansion may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. 18 There are a number of risks and uncertainties relating to this expansion. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimateAtlanta Major Market (Atlanta MM) Expansion Transaction Overview § Americold’s Atlanta MM campus includes several facilities in the market’s core distribution hub § ~$126mm-136mm total capital required § Strong market demand is driving the need to expand our Atlanta footprint to meet our customers’ increasing demands § Automation, re-racking and new material handling equipment will allow for customer mix optimization Atlanta, GA § We expect the returns for this expansion to be within our previously disclosed targeted range for expansion projects 1173037_1.wor (NY008V6E) Tradewater Semi-automatic expansion to be added to the existing site Gateway Fully-automated expansion to be added to the existing site For efficiency purposes, a portion of the facility is to be re-racked in order to locate Walmart Multi-Vendor and COLD Westgate Consolidation Program within a single facility to improve operational efficiency Southgate Preliminary investments in material handling equipment and driver amenities to support new business Skygate Preliminary investments in material handling equipment and driver amenities as a means of positioning Skygate as a future Multi-Vendor Consolidation dedicated site Note: The consummation of this expansion may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. 18 There are a number of risks and uncertainties relating to this expansion. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate

PortFresh Acquisition (Savannah, GA) § In January 2019, COLD acquired privately-held PortFresh for ~$35mm – $20mm of the purchase price was allocated to the existing business / current facility on 20 acres of land Transaction – $15mm allocated to an additional 163 contiguous acres of zoned and entitled land where COLD plans to develop Overview § PortFresh is a leading temperature-controlled operator servicing the attractive fresh produce trade through the Port of Savannah § In 2Q19, COLD started construction of a new, state-of-the-art cold storage facility – The planned development is driven by customer demand Development Opportunity – Advanced blast freezing capabilities, ample space and mission-critical infrastructure will be delivered to support the refrigerated-containerized trade Current Facility & Development Overview PortFresh Business Port of Savannah Current Facility Development Fresh Produce Industry th 4 Largest Port Key Logistics Market in the U.S. ~14.8mm Cubic 4.3mm (1) 6.7% CAGR (Revenue) cubic feet Feet cubic feet (2) 8.8% CAGR (est.) (1) 4.6% CAGR (Volume) ‘13-’18 Total Imports ~37K pallet Pallet 6K pallet (2) PortFresh Land positions 10.6% CAGR Positions positions (est.) ‘13-’18 Temp-Controlled Imports 20 Acres Current Facility Footprint Throughput Capacity (3) $20mm ~$70-80mm Port of Savannah plans to significantly Capital 163 Acres expand capacity in next 10 years Purchased for Development Note: The consummation of the development may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the development. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate (1) Represents 2012 – 2017 CAGR for US Imports of fruits & vegetables per the USDA 19 (2) Based on GPA Marketing Data (EIS – Loaded and Empty) (3) Inclusive of $15mm purchase price allocated to landPortFresh Acquisition (Savannah, GA) § In January 2019, COLD acquired privately-held PortFresh for ~$35mm – $20mm of the purchase price was allocated to the existing business / current facility on 20 acres of land Transaction – $15mm allocated to an additional 163 contiguous acres of zoned and entitled land where COLD plans to develop Overview § PortFresh is a leading temperature-controlled operator servicing the attractive fresh produce trade through the Port of Savannah § In 2Q19, COLD started construction of a new, state-of-the-art cold storage facility – The planned development is driven by customer demand Development Opportunity – Advanced blast freezing capabilities, ample space and mission-critical infrastructure will be delivered to support the refrigerated-containerized trade Current Facility & Development Overview PortFresh Business Port of Savannah Current Facility Development Fresh Produce Industry th 4 Largest Port Key Logistics Market in the U.S. ~14.8mm Cubic 4.3mm (1) 6.7% CAGR (Revenue) cubic feet Feet cubic feet (2) 8.8% CAGR (est.) (1) 4.6% CAGR (Volume) ‘13-’18 Total Imports ~37K pallet Pallet 6K pallet (2) PortFresh Land positions 10.6% CAGR Positions positions (est.) ‘13-’18 Temp-Controlled Imports 20 Acres Current Facility Footprint Throughput Capacity (3) $20mm ~$70-80mm Port of Savannah plans to significantly Capital 163 Acres expand capacity in next 10 years Purchased for Development Note: The consummation of the development may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the development. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate (1) Represents 2012 – 2017 CAGR for US Imports of fruits & vegetables per the USDA 19 (2) Based on GPA Marketing Data (EIS – Loaded and Empty) (3) Inclusive of $15mm purchase price allocated to land

Cloverleaf Cold Storage Acquisition Cloverleaf acquisition enhances the Company’s integrated warehouse network while expanding relationships with overlapping customers, with additional synergy opportunities available through integration § Fifth largest temperature-controlled warehouse (1) company in the United States § Total purchase price of approximately $1.24bn § Immediately accretive (pre-COLD synergies and leverage neutral) TOTAL 22 FACILITIES REFRIGERATED 132mm CUBIC FEET BUILDING 5.2mm SQUARE FEET NUMBER OF 360+ CUSTOMERS TOP 10 CUSTOMERS LEGEND (100% Overlap with COLD Customers) Current expansion opportunities (3) Acquired land being considered for 9 STATES a new ground-up development Asset locations denoted by bubbles of relative size, approximating facility size 22 FACILITIES based on refrigerated cubic feet 20 Note: Does not include expansions and potential new build (1) Based on GCCA data as of the transaction announcement date. Lineage Logistics’ announced acquisition of Preferred Freezer Services had not yet closed and was not reflected in the industry rankingsCloverleaf Cold Storage Acquisition Cloverleaf acquisition enhances the Company’s integrated warehouse network while expanding relationships with overlapping customers, with additional synergy opportunities available through integration § Fifth largest temperature-controlled warehouse (1) company in the United States § Total purchase price of approximately $1.24bn § Immediately accretive (pre-COLD synergies and leverage neutral) TOTAL 22 FACILITIES REFRIGERATED 132mm CUBIC FEET BUILDING 5.2mm SQUARE FEET NUMBER OF 360+ CUSTOMERS TOP 10 CUSTOMERS LEGEND (100% Overlap with COLD Customers) Current expansion opportunities (3) Acquired land being considered for 9 STATES a new ground-up development Asset locations denoted by bubbles of relative size, approximating facility size 22 FACILITIES based on refrigerated cubic feet 20 Note: Does not include expansions and potential new build (1) Based on GCCA data as of the transaction announcement date. Lineage Logistics’ announced acquisition of Preferred Freezer Services had not yet closed and was not reflected in the industry rankings

Lanier Cold Storage Acquisition (Gainesville, GA) Lanier Cold Storage acquisition further strengthens the Company’s position as the leading global owner and operator of temperature-controlled infrastructure Transaction Overview § In May 2019, COLD announced the acquisition of privately-held Lanier Cold Storage for ~$82mm – Consists of two temperature-controlled storage facilities served by major highways and railways – Less than 12 miles from COLD’s Gainesville location § Designed to supply poultry and other products to markets across the U.S. § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Lanier at a Glance “Lanier North” Lula, GA Facilities “Lanier South” Gainesville, GA ~14mm cubic feet Cubic Feet Pallet ~51K pallet positions “Lanier North” Positions Lula, GA 21Lanier Cold Storage Acquisition (Gainesville, GA) Lanier Cold Storage acquisition further strengthens the Company’s position as the leading global owner and operator of temperature-controlled infrastructure Transaction Overview § In May 2019, COLD announced the acquisition of privately-held Lanier Cold Storage for ~$82mm – Consists of two temperature-controlled storage facilities served by major highways and railways – Less than 12 miles from COLD’s Gainesville location § Designed to supply poultry and other products to markets across the U.S. § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Lanier at a Glance “Lanier North” Lula, GA Facilities “Lanier South” Gainesville, GA ~14mm cubic feet Cubic Feet Pallet ~51K pallet positions “Lanier North” Positions Lula, GA 21

Flexible Balance Sheet Positioned for Growth Capitalization Debt Profile As of 6/30/19 ($ in millions) ü Investment grade ratings (BBB) from Fitch and Morningstar Share Price (as of 8/26/2019) $36.47 (5) (1) Rate Type Debt Type Fully Diluted Shares Outstanding 197.149 Equity Market Capitalization $7,190 $150 Debt Floating $473 Senior Unsecured Revolver ($800mm Capacity) $– Secured 8% Senior Unsecured Term Loan A 475 25% Series A 4.68% Unsecured Notes due 2026 200 Series B 4.86% Unsecured Notes due 2029 400 Series C 4.10% Unsecured Notes due 2030 350 2013 Mortgage Loans 287 75% $1,425 92% New Market Tax Credit (NMTC) 13 Unsecured Sale Leaseback Financing Obligations 117 $1,748 Fixed Capitalized Lease Obligations 55 Total Debt $1,898 (6) Less: Cash and Cash Equivalents (321) Debt Maturity Net Debt $1,577 Total Enterprise Value ( TEV ) $8,767 % of – – – – 45% – – 12% – – 23% 20% Debt Leverage Metrics Maturing Net Debt / PF LTM Core EBITDA ⁽²⁾ 4.1x Series A 4.68% Unsecured Notes Net Debt / TEV 18.0% Series B 4.86% Unsecured Notes Series C 4.10% Unsecured Notes Undrawn Revolver $287 2013 Mortgage Loans (3) Unsecured Term Loan A Liquidity Cash (4) ü Significant Liquidity: ~$1,466mm $321 22% $475 – $800mm Undrawn Senior TOTAL Revolver $400 2018 $350 Unsecured Revolving Credit LIQUIDITY Availability Forward $200 53% 9% $771 Facility $1,466mm Proceeds -- -- -- -- -- -- -- $138 § Interest Rate: L + 145 bps 16% 2019 ü Minimal near term debt maturities Forward Proceeds $236 Note: Dollars in millions except per share figures. Figures based on book value as of June 30, 2019. Capitalization excludes net proceeds from 6mm forward equity issued in September 2018 with an outstanding settlement date of no later than September 2020 and 8mm forward equity issued in April 2019 with an outstanding settlement date of no later than April 2020. The Company may settle the forward shares by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding (1) Diluted Shares Outstanding based on closing share price on August 26, 2019, which was $36.47 (2) Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership (3) Assumes the issuance of ~6mm and ~8mm common shares upon the full physical settlement of the 2018 and 2019 forward sale agreements, respectively (4) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$30mm in letters of credit 22 (5) Reflects impact of swap agreement for $100mm (2.48%; effective January 31, 2019) and for $225mm (1.30%; effective August 30, 2019) of the Unsecured Term Loan principal (6) Reflects the principal due each period and does not adjust for amortization of principal balancesFlexible Balance Sheet Positioned for Growth Capitalization Debt Profile As of 6/30/19 ($ in millions) ü Investment grade ratings (BBB) from Fitch and Morningstar Share Price (as of 8/26/2019) $36.47 (5) (1) Rate Type Debt Type Fully Diluted Shares Outstanding 197.149 Equity Market Capitalization $7,190 $150 Debt Floating $473 Senior Unsecured Revolver ($800mm Capacity) $– Secured 8% Senior Unsecured Term Loan A 475 25% Series A 4.68% Unsecured Notes due 2026 200 Series B 4.86% Unsecured Notes due 2029 400 Series C 4.10% Unsecured Notes due 2030 350 2013 Mortgage Loans 287 75% $1,425 92% New Market Tax Credit (NMTC) 13 Unsecured Sale Leaseback Financing Obligations 117 $1,748 Fixed Capitalized Lease Obligations 55 Total Debt $1,898 (6) Less: Cash and Cash Equivalents (321) Debt Maturity Net Debt $1,577 Total Enterprise Value ( TEV ) $8,767 % of – – – – 45% – – 12% – – 23% 20% Debt Leverage Metrics Maturing Net Debt / PF LTM Core EBITDA ⁽²⁾ 4.1x Series A 4.68% Unsecured Notes Net Debt / TEV 18.0% Series B 4.86% Unsecured Notes Series C 4.10% Unsecured Notes Undrawn Revolver $287 2013 Mortgage Loans (3) Unsecured Term Loan A Liquidity Cash (4) ü Significant Liquidity: ~$1,466mm $321 22% $475 – $800mm Undrawn Senior TOTAL Revolver $400 2018 $350 Unsecured Revolving Credit LIQUIDITY Availability Forward $200 53% 9% $771 Facility $1,466mm Proceeds -- -- -- -- -- -- -- $138 § Interest Rate: L + 145 bps 16% 2019 ü Minimal near term debt maturities Forward Proceeds $236 Note: Dollars in millions except per share figures. Figures based on book value as of June 30, 2019. Capitalization excludes net proceeds from 6mm forward equity issued in September 2018 with an outstanding settlement date of no later than September 2020 and 8mm forward equity issued in April 2019 with an outstanding settlement date of no later than April 2020. The Company may settle the forward shares by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding (1) Diluted Shares Outstanding based on closing share price on August 26, 2019, which was $36.47 (2) Figures pro forma for the acquisition of Cloverleaf and Lanier, including 2 months of COLD ownership and 10 months of prior ownership (3) Assumes the issuance of ~6mm and ~8mm common shares upon the full physical settlement of the 2018 and 2019 forward sale agreements, respectively (4) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$30mm in letters of credit 22 (5) Reflects impact of swap agreement for $100mm (2.48%; effective January 31, 2019) and for $225mm (1.30%; effective August 30, 2019) of the Unsecured Term Loan principal (6) Reflects the principal due each period and does not adjust for amortization of principal balances

Strategic Investment Approach to Maintain a High-Quality Portfolio Capital expenditures ensure that our temperature-controlled warehouses meet the “mission-critical” role they serve in the cold chain As a % of Total Warehouse NOI before R&M Expense 2016A 2017A 2018A Total Spend Total Spend Total Spend $96mm $96mm $103mm 14.2% 13.1% 12.4% 12.3% 12.2% 1.0% 1.4% 0.5% 10.3% 0.9% 8.4% 0.7% 7.8% 0.7% 7.6% 11.0% 9.9% 8.8% 5.7% 5.4% 4.6% Recurring R&M Recurring R&M Recurring R&M Capex ⁽¹⁾ Expense ⁽²⁾ Capex ⁽¹⁾ Expense ⁽²⁾ Capex ⁽¹⁾ Expense ⁽²⁾ (Capitalized) (Capitalized) (Capitalized) (Expensed – P/L) (Expensed – P/L) (Expensed – P/L) Real Estate Personal Property Information Technology Note: Dollars in million. Figures may not sum due to rounding (1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software (2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future 23 economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteriesStrategic Investment Approach to Maintain a High-Quality Portfolio Capital expenditures ensure that our temperature-controlled warehouses meet the “mission-critical” role they serve in the cold chain As a % of Total Warehouse NOI before R&M Expense 2016A 2017A 2018A Total Spend Total Spend Total Spend $96mm $96mm $103mm 14.2% 13.1% 12.4% 12.3% 12.2% 1.0% 1.4% 0.5% 10.3% 0.9% 8.4% 0.7% 7.8% 0.7% 7.6% 11.0% 9.9% 8.8% 5.7% 5.4% 4.6% Recurring R&M Recurring R&M Recurring R&M Capex ⁽¹⁾ Expense ⁽²⁾ Capex ⁽¹⁾ Expense ⁽²⁾ Capex ⁽¹⁾ Expense ⁽²⁾ (Capitalized) (Capitalized) (Capitalized) (Expensed – P/L) (Expensed – P/L) (Expensed – P/L) Real Estate Personal Property Information Technology Note: Dollars in million. Figures may not sum due to rounding (1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software (2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future 23 economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

Strong Approach to Environmental, Social and Governance Initiatives Awards & Recognition Commitment to energy excellence and efficiency P Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 56 facilities P Completed LED lighting conversions at 48 facilities since 2011 P Noteworthy fast door implementation savings P Food Logistics magazine’s Top Green Service provider for last three years Environmental Social initiatives through various charities P Matching gifts programs through which we encourage our employees to give back to the community P Corporate contributions / support to various charities, such as Feed the Children, Susan G. Komen and HeroBox Charitable Organizations Social Shareholder-friendly corporate governance P Eight of nine board members independent P All committees comprised of independents P Gender diversity at board level P Cannot opt into MUTA without shareholder vote P No poison pill Governance P Non-classified board P Shareholder “Say on Pay” 24Strong Approach to Environmental, Social and Governance Initiatives Awards & Recognition Commitment to energy excellence and efficiency P Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 56 facilities P Completed LED lighting conversions at 48 facilities since 2011 P Noteworthy fast door implementation savings P Food Logistics magazine’s Top Green Service provider for last three years Environmental Social initiatives through various charities P Matching gifts programs through which we encourage our employees to give back to the community P Corporate contributions / support to various charities, such as Feed the Children, Susan G. Komen and HeroBox Charitable Organizations Social Shareholder-friendly corporate governance P Eight of nine board members independent P All committees comprised of independents P Gender diversity at board level P Cannot opt into MUTA without shareholder vote P No poison pill Governance P Non-classified board P Shareholder “Say on Pay” 24

Conclusion Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 25Conclusion Important First Mover Advantage as the Only Publicly Traded REIT Focused on Temperature-Controlled Warehouses 1 Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses 2 Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage 3 Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 4 Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance 5 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns 6 Investment Grade, Flexible Balance Sheet Positioned for Growth 7 25